HERE CONFIDENTIAL    Exhibit 10.16.55+

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
EIGHTH AMENDMENT TO TERRITORY LICENSE NO. 11 ([*****])
This Eighth Amendment (“Eighth Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 11, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Eighth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement so that 1) it allows for the use of [*****] and 2) provides License Fees for [*****];
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Eighth Amendment as follows:

1.	[*****] for [*****].

Exhibit A, Pricing, Table 3 “HERE Data” (as listed in Amendment 4 to TL 11) shall be amended such that the Additional Content “[*****] for [*****]” and “[*****]” shall be a new row and the column “[*****]” shall be checked in that row. No other sections of the Territory License, including the License Fee, shall change as a result of this addition. For clarity, [*****] for [*****] and [*****] content shall be available for the [*****] and [*****] systems.

2.	[*****].

As referenced in the Sixth Amendment to TL 11 – [*****], Exhibit A, Pricing shall include text and a pricing table regarding [*****]. The text and table added in the Sixth Amendment shall be amended to include the addition of [*****] and the [*****]. The additional language is shown here in italics for the sake of clarity.

III – [*****] Feature:
The following License Fees shall apply for use of HERE Data and HERE APIs for [*****]Route Guidance Applications and [*****] Route Guidance Applications for the Territories specified and in connection with the [*****] feature.

For this [*****] feature, Client shall use the Additional Content, namely [*****], which shall include the [*****] of the HERE Data made available by HERE to Telenav under TL 11, in accordance with the Lifetime Multi-year Annual Copy Subscription referenced in the Fourth Amendment to TL 11.

For the sake of clarity, Client shall not be liable for any license fees, other than those listed in such Fourth Amendment, for the [*****] and/or [*****] HERE data content in relation to the [*****] feature.

1-	HERE [*****] API:

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 8 to TL 11 [Telenav, Inc.][PR-021610; PR-020764_23APR018_CR]    Page 1 of 1

HERE CONFIDENTIAL    Exhibit 10.16.55+

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]

2.    HERE [*****]:

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

3.HERE [*****] API:

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]

4.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

NO TEXT BELOW THIS LINE _________________________________________________________________________________________________

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 8 to TL 11 [Telenav, Inc.][PR-021610; PR-020764_23APR018_CR]    Page 2 of 3

HERE CONFIDENTIAL    Exhibit 10.16.55+

HERE NORTH AMERICA, LLC     TELENAV, INC.
By:    /s/ Greg Drescher        By:    /s/ Stuart Mar
Name:    Greg Drescher        Name:    Stuart Mar
Title:    Senior Legal Counsel        Title:    VP – Finance
Date:     January 28, 2019        Date:     1/22/2019
HERE NORTH AMERICA, LLC
By:    /s/ Simon Anolick
Name:    Simon Anolick
Title:    Director Legal Counsel
Date:     January 28, 2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 8 to TL 11 [Telenav, Inc.][PR-021610; PR-020764_23APR018_CR]    Page 3 of 3